 1  September 6, 2018

 Forward Looking Statements  This presentation contains forward looking statements of Trinity Capital Corporation (“Trinity” or “the Company”) within the meaning of the Private Securities Litigation Reform Act of 1995, with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans, “seeks,” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of the Company, as well as the businesses and markets in which it does and is expected to operate. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Actual results could differ materially from the results indicated in this presentation because of risks and uncertainties, known or unknown (many of which are beyond the Company’s control), including, but not limited to: (i) local and national economic conditions, (ii) interest rate changes, (iii) competition among financial institutions, (iv) credit quality, (v) loan production, (vi) the ability to attract low-cost deposits, (vii) ability of borrowers to repay their loans, (viii) ability to maintain capital requirements and adequate sources of liquidity, (ix) effects of or changes in accounting policies, (x) regulatory requirements and changes in regulatory legislation, and (xi) those other risks and uncertainties described in Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. You should not place undue reliance on any such forward looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update or revise any statement in light of new information or future events, except as required by law.All subsequent written and oral forward-looking statements made during this presentation attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

 3  Trinity Capital Corporation Overview  $1.3 billion commercial bank operating in three New Mexico counties7th largest bank in New Mexico state by deposit market share(1)OTXQX traded with a market cap of ~ $170 million as of 8/29/2018Community bank focused on building long-term relationships with desirable customersLow-cost, stable core-deposit funded franchise98.2% core deposits to total deposits(2) in 2018Q21.6% deposit beta(3) from 2016Q4 to 2018Q2  Franchise Summary  Q2’18 Financial Highlights (4)  Branch Map      25          40      550  285  84  Per the FDIC S.O.D as of 6/30/2017.Calculated as total deposits less time deposits greater than $250,000.Calculated as change in cost of total deposits divided by the change in the federal funds rate. (4) On a Consolidated basis.

# Executive Management Team

| Name | Title | Years of Experience | Year Joining Trinity | Recent Professional Experience and Education |
|---|---|---|---|---|
| John S. Gulas | President<br>Chief Executive Officer | 35 | 2014 | • Former President and Chief Executive Officer for Farmers National Bank in Ohio<br>• J.D. from the University of Toledo College of Law; B.A. in Political Science and History from the Youngstown State University |
| Tom Dolan | Executive Vice President<br>Chief Financial Officer | 36 | 2017 | • Former Chief Operating Officer of Anchor Bank in Madison, Wisconsin<br>• MBA from the University of Chicago with a Concentration in Finance; B.S. in Economics from the Loyola University |
| Eddie Ho | Executive Vice President<br>Chief Information Officer Chief Operation Officer | 40 | 2014 | • Former Executive Vice President and Chief Information Officer at OmniAmerican Bank in Fort Worth, Texas<br>• MS in Computer Science from the North Dakota State University; Holds CIPP, CISA, CISM, CGEIT, and CISSP certifications; B.S. in Mathematics from the University of Wisconsin |
| Joe Martony | Executive Vice President<br>Chief Risk Officer | 31 | 2016 | • Former Executive Vice President and Chief Risk Officer for SKBHC Holdings LLC, Starbuck Bancshares, Inc. and American West Bank in Washington<br>• B.S. in Business Finance from the Indiana University |
| Stan Sluder | Executive Vice President<br>Chief Lending Officer Director of Sales | 29 | 2015 | • Former Market President and Chief Lending Officer for Peoples Bank in New Mexico<br>• B.S. in Communication Studies from the New Mexico State University |
| Tom Lilly | Executive Vice President<br>Chief Credit Officer | 26 | 2013 | • Former Senior Vice President and Chief Credit Officer for The National Bank in Iowa<br>• Graduated from the School of Banking at the University of Wisconsin and completed certifications from the Commercial Lending School in Norman, Oklahoma, and the Consumer Lending School from the University of Wisconsin |
| Liddie Martinez | Senior Vice President<br>Market President of Los Alamos | 28 | 2016 | • Former Executive Director of Regional Development Corporation for Northern New Mexico<br>• Currently serves on the board of the LANL Subcontractor Consortium, Think New Mexico, New Mexico Economic Development Rural Council, Northern New Mexico College Foundation, and the Los Alamos Commerce and Development |
| Dion Silva | Senior Vice President<br>Market President of Santa Fe | 17 | 2001 | • Former Vice President of Lending for TRIN through 2016; Currently the Market President of Santa Fe<br>• MBA in Finance and B.S. in Environmental engineering from the New Mexico State University |
| Jennifer Pearson | Senior Vice President<br>Chief Accounting Officer | 19 | 2016 | • Former Vice President Manager Financial Reporting and Analysis at Los Alamos National Bank<br>• Holds a CPA license from the state of Florida<br>• B.S. in Business Administration from University of South Florida |

4

LANB
Consent Order Public Stock Exchange Financials Up to Date SOX Controls
Stock Prices are Up New Bank Purpose Statement Mobile App Launch New Albuquerque Office
Trinity Capital Corporation

# Our Turnaround Story

**2005** | **2010** | **2015** | **2018**

**March 2009**
Trinity receives $35.5 million in TARP

**September 2012**
Bank enters into formal agreement with OCC

**January 2013**
Company receives subpoena from SEC opening a investigation into restatement

**September 2013**
Trinity enters Written Agreement with Federal Reserve

**December 2013**
The Bank enters Consent Order with OCC (supersedes the formal agreement)

**May 2014**
John Gulas hired as CEO and President

**December 2014**
Restated 2011YE and 2012Q1 and 2012Q2 financials

**September 2015**
Settled SEC investigation paying $1.5 million in fines

**July 2016**
Conversion of core systems

**December 2016**
Raised $52.0 million of new capital

**January 2017**
Redeemed all TARP preferred

**March 2017**
Repaid all deferred interest on sub debt

**June 2017**
Relocated Albuquerque Branch

**September 2017**
Listed on OTCQX

**November 2017**
- OCC Consent Order lifted
- Completed $10.0 million rights offering

**December 2017**
- Remediated material weakness in financial reporting
- Remediated ESOP issues
- Sold MSRs
- Addressed tax reform

**February 2018**
Federal Reserve Written Agreement lifted

**March 2018**
Early redemption $10.3 million of Trust I TruPs

**Other Achievements**
- Reduced NIE/Avg. Assets ratio from 4.02% in Q1 2017 to 2.83% in Q2 2018
- Hired experienced, quality commercial lenders
- Beginning to see strong loan growth in Q1 & Q2 2018

## Stability of Customer Base Held High Throughout Turnaround



Deposits ($mm)
$1,500
$1,200
$900
$600
$300
$0
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2
$620.8 $539.3 $477.9 $474.6 $408.9 $343.2 $286.6 $220.2 $173.1 $163.6 $156.1
$847.7 $819.1 $849.2 $918.5 $974.1 $939.4 $967.3 $987.2 $954.2 $980.5 $966.8
Non-Time Deposits
Time Deposits

5

Consent Order Public Stock Exchange Financials Up to Date SOX Controls
Stock Prices are Up New Bank Purpose Statement
New Albuquerque Office Mobile App Launch
LANB Trinity Capital Corporation

 6  New Mexico Deposit Market Share  Los Alamos County   Bernalillo County   Santa Fe County   Source: FDIC S.O.D as of 6/30/2017.

 7  Balance Sheet Composition  Asset Composition ($mm)  Liability Composition ($mm)  Total Assets: $1.3 billionYield on Interest Earning Assets: 3.76%  Total Liabilities: $1.2 billionCost of Funds: 0.31%  Note: As of June 30, 2018.

 Loan Portfolio Summary  Historic Trends  Loan to Deposits (%)  Loan Portfolio Composition  12/31/2013  6/30/2018  Note: Annual data as of or for the year ended December 31 of each respective year. Quarterly data as of or for the three months ended March 31, 2018 and June 30, 2018 respectively.  8  Consumer & Other 7%  Multifamily 3%

 Deposit Portfolio Summary  Historic Trends  Deposit Betas(1)  Deposit Portfolio Composition  6/30/2018  Length of Deposit Relationship  Amount ($mm)  Amount (%)  Less than 1 Year  $74.8  6.6%  1 – 2 Years  $144.2  12.8%  3 – 5 Years  $162.4  14.4%  6 – 9 Years  $183.0  16.2%  10+ Years   $562.2  49.9%  Total Deposits  $1,126.6  100.0%  2016Q4 to 2018Q2Deposit Beta: 1.6%  Note: Annual data as of or for the year ended December 31 of each respective year. Quarterly data as of or for the three months ended March 31, 2018 and June 30, 2018 respectively.Calculated as change in cost of interest-bearing deposits divided by the change in the federal funds rate.  9  Jumbo Time 2%

 10  Historic Profitability Metrics  Return on Average Assets  Net Interest Margin  Return on Average Equity  Efficiency Ratio  Note: Annual data as of or for the year ended December 31 of each respective year. Quarterly data as of or for the three months ended March 31, 2018 and June 30, 2018, respectively.

 11  Credit Quality Metrics  NPAs (excl. TDRs) to Total Assets  ALLL to Total Loans  NPLs (excl. TDRs) to Total Loans  NCOs to Average Loans  Note: Annual data as of or for the year ended December 31 of each respective year. Quarterly data as of or for the three months ended March 31, 2018 and June 30, 2018 respectively.

 12  Consolidated Capital Adequacy  TCE / TA  Tier 1 Capital Ratio  Leverage Ratio  Total Risk-Based Capital Ratio  Note: Annual data as of December 31 of each respective year. Quarterly data as of March 31, 2018 and June 30, 2018 respectively.

 13  Executing Our 2018 Business Plan

 Appendix

# Board of Directors

| Name | Title | Year Joining Trinity | Board of Director Biographies |
|---|---|---|---|
| James E. Goodwin Jr. | Chairman | 2013 | Mr. James E. Goodwin is the Chairman of the Board of Trinity and Los Alamos National Bank ("Bank") and has served as a member of the Board of Directors of Trinity since 2013. He was a Partner in the firm of PricewaterhouseCoopers LLP ("PwC") and served as a member of the firm's U.S. Board of Partners and Principals. He was a CPA in various states from 1973 until his retirement from PwC in 2009. |
| John S. Gulas | President<br>Chief Executive Officer<br>Director | 2014 | See "Executive Management Team" for details. |
| Charles A. Slocomb | Vice Chairman | 1999 | Mr. Charles A. Slocomb has been Vice-Chairman at Los Alamos National Bank since 2013. He has been Vice-Chairman at Trinity Capital Corp since 2013. He served as Program Manager at Los Alamos National Laboratory since March 2002. He retired from the Los Alamos National Laboratory in August 2004. |
| Gregory A. Antonsen | Director | 2015 | Mr. Gregory A. Antonsen, serves as Senior Vice President of Western/Central Region, Brokerage Manager of Western/Central Region and Qualifying Broker at Sotheby's International Realty, Inc. Mr. Antonsen has over 30 years of real estate experience, including eight years as the Founder of a boutique real estate firm in Hawaii, Antonsen Garrett & Associates, Ltd., specializing in the management and sale of distinctive properties. |
| James F. Deutsch | Director | 2017 | Mr. James F. Deutsch has been a Managing Director at Patriot Financial Manager, L.P. since April 2011 and serves as its Partner. Prior to joining Patriot, Mr. Deutsch served as the President and Chief Executive Officer at Team Capital Bank from November 2004 to April 12, 2011. He was Founder of Team Capital Bank. Mr. Deutsch was also one of the founding members of Team Capital. |
| Jeffrey F. Howell | Director | 2002 | Ms. Jeffrey F. Howell served as the Chief Executive Officer and President of Howell Fuel and Lumber Company, Inc., Headquartered in Wallkill, New York from 1998 to 2009. Ms. Howell serves as Treasurer of Los Alamos National Laboratory Foundation. She was the Founder and Managing Director of Howell Meyers Associates from 1997 to 2001. |
| Samuel T. Hubbard Jr. | Director | 2017 | Mr. Samuel T. Hubbard, Jr., also known as Tom, serves as the Chief Operating Officer of Homewise, Inc. Mr. Hubbard is Director of Trinity Capital Corporation and Los Alamos National Bank since November, 2017. Mr. Hubbard served as the Chairman of the Board of High Falls Brewing Company, LLC from 2001 to 2007 and again until 2009, and as President and Chief Executive Officer from January 2001 to 2007. |
| Arthur B. Montoya Jr. | Director | 2001 | Dr. Arthur B. Montoya, Jr., also known as art, DDS has been Secretary at Trinity Capital Corp. since 2015. Dr. Montoya has been Secretary of Los Alamos National Bank since 2012. Dr. Montoya has been a Director of Trinity Capital Corp. and its subsidiary Los Alamos National Bank since 2001. Dr. Montoya runs a successful dental practice in Los Alamos, New Mexico. |
| Leslie Nathanson Juris | Director | 2015 | Dr. Leslie Nathanson Juris, Ph.D. is the Founder and Managing Director of Nathanson/Juris Consulting which advises corporate executives on issues of strategy, leadership, culture and organizational and personal performance. Dr. Juris was founding Partner of RNW Consulting, Inc. From 1994 to January 1, 1999, Dr. Juris served as the Managing Director of Roberts, Nathanson & Wolfson Consulting, Inc. |
| Anthony R. Scavuzzo | Director | 2017 | Mr. Anthony R. Scavuzzo also known as Tony, C.F.A., has been a Director of Guaranty Federal Bancshares, Inc. since March 2018. He serves as a Principal of Castle Creek Capital LLC and Castle Creek Capital Partners IV, L.P. ("Castle Creek"). He joined the Castle Creek Capital LLC in 2009. |

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Consent Order Public Stock Exchange Stock Prices are Up Financials Up to Date New Bank Purpose Statement Mobile App Launch SOX Controls New Albuquerque Office
LANB Trinity Capital Corporation

16  Financial Summary